Exhibit 24.1
POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby
constitutes and appoints Jane E. Bone and Ian R. Halifax, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of Wind
River Systems, Inc. (the "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities of the
Securities Exchange Act of 1934 and the rule thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and any
stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-
fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the
documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to such attorney-in-fact full
power and authority to do and perform any and every act and
thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact substitute or
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

The Power of Attorney shall remain in full force and effect
until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 12th day of March 2007.

/s/ Vincent Rerolle
Signature

Vincent Rerolle
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